UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): November 16, 2005


Financial Asset Securities Corp.
(Exact name of registrant as specified in its charter)


    DELAWARE                     333-127352-01                   06-1442101
---------------                ----------------              -------------------
(State or other                (Commission File                 (IRS Employer
jurisdiction of                     Number)                  Identification No.)
 incorporation)


600 Steamboat Road, Greenwich, Connecticut                      06830
----------------------------------------                     ----------
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code (203) 625-2700


(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


SECTION 2 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

          On November 30, 2005, a single series of certificates, entitled Home Loan Mortgage Loan Trust 2005-1, Asset-Backed Certificates, Series 2005-1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of November 1, 2005 (the "Agreement"), among Financial Asset Securities Corp. as depositor (the "Depositor"), Ocean Bank, F.S.B. as servicer (the "Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee").

          On December 30, 2005, following the closing of the initial issuance of the Certificates, the Trustee purchased from Ocean Bank, F.S.B. (the "Seller") certain Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate Stated Principal Balance equal to $23,205,494.28 with funds on deposit in the pre-funding account established pursuant to the Agreement at a purchase price equal to the Stated Principal Balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a subsequent transfer instrument, dated December 30, 2005, between the Seller and the Trustee.

          On February 23, 2006, following the closing of the initial issuance and subsequent transfer of the Certificates, the Trustee purchased from the Seller certain additional Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate Stated Principal Balance equal to $17,265,159.19 with funds on deposit in the pre-funding account established pursuant to the Agreement at a purchase price equal to the Stated Principal Balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated February 23, 2006 (the "Instrument"), between the Seller and the Trustee. Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.

SECTION 8 - OTHER EVENTS

ITEM 8.01.  OTHER EVENTS

Description of the Mortgage Pool

          The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). After the Subsequent Transfer Date, the Mortgage Pool consisted of Mortgage Loans having an aggregate Stated Principal Balance of approximately $169,992,683.16.

          The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of the respective applicable Subsequent Cut-off Date.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

                    (a) Not applicable

                    (b) Not applicable

                    (c) Exhibits


EXHIBIT NO.                                      DESCRIPTION
-----------                                      -----------

4.2 Subsequent Transfer Instrument, dated as February 23, 2006 between Ocean Bank, F.S.B. as seller and Deutsche Bank National Trust Company as trustee.

99.1 Characteristics of the Mortgage Pool as of the Subsequent Cut-off Date relating to Home Loan Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned thereunto duly authorized.

Dated: MARCH 9, 2006

                                        FINANCIAL ASSET SECURITIES CORP.


                                        By:      /s/ FRANK SKIBO
                                           -------------------------------------
                                        Name:    Frank Skibo
                                        Title:   Managing Director


                                INDEX TO EXHIBITS


                                                                   Sequentially
EXHIBIT NO.         DESCRIPTION                                    NUMBERED PAGE

    4.2 Subsequent Transfer Instrument, dated as February 23, 2006 between Ocean Bank, F.S.B. as seller and Deutsche Bank National Trust Company as trustee.


   99.1 Characteristics of the Mortgage Pool as of the Subsequent Cut-off Date, relating to Home Loan Mortgage Loan Trust 2005-1, Asset-Backed Notes, Series 2005-1.